Exhibit (5)(a)

                    Investment Advisory Agreement
                   between Rydex Series Trust and
                        PADCO Advisors, Inc.

























   PAGE

                             Amendments,
                      Dated September 25, 1996,
                                 to
                   Investment Management Contract
                     Between Rydex Series Trust
                      and PADCO Advisors, Inc.,
                         Dated May 14, 1993,
                      and as Previously Amended
                          November 2, 1993,
                       December 13, 1994, and
                            March 8, 1996






















   PAGE

                            Amendments to

                   INVESTMENT MANAGEMENT CONTRACT

                               between

                         RYDEX SERIES TRUST

                                 and

                        PADCO ADVISORS, INC.

        Amendment to Include The Rydex High Yield Fund Under the Management Contract and to Set the Manager's Compensation Thereunder. The following amendment is made to Section 4 of the Investment Management Contract between Rydex Series Trust (the "Trust") and PADCO Advisors, Inc. (the "Manager"), dated September 25, 1996, and as amended on November 2, 1993, and as further amended on December 13, 1994, and as further amended on March 8, 1996 (the "Contract"), and is hereby incorporated into and made a part of the Contract:

          Section  4  of  the  Contract is amended, effective
      September 25, 1996, to read as follows:

          " A s compensation for the services to be rendered and charges and expenses to be assumed and paid by the Manager as provided in Section
          2, the Funds shall pay the Manager an annual fee based on the average daily net value of the r e s pective Funds in accordance with the following schedule:

                         The Nova Fund      0.75% (75/100's of one percent)

           The Rydex U.S.
             Government Money
             Market Fund      0.50% (50/100's of one percent)

           The Rydex Precious
             Metals Fund      0.75% (75/100's of one percent)



           The Ursa Fund      0.90% (90/100's of one
                              percent)

           The Rydex U.S.
           Government
           Bond Fund          0.50% (50/100's of one percent)

           The Rydex OTC

   PAGE

             Fund             0.75% (75/100's of one percent)

           The Juno Fund      0.90% (90/100's of one percent)

           The Rydex
             Institutional
             Money Market
             Fund             0.55% (55/100's of one percent)

           The Rydex High
             Yield Fund       0.75% (75/100's of one percent)

           The fee will be paid monthly not later than the fifth
           (5th) business day of the month following the month for which services have been provided. In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month, and such fee shall be payable on the date of termination of this Contract with respect to each such Fund. For purposes of calculating the Manager's fee, the value of the net assets of each respective Fund shall be determined in the same manner as such Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in such Fund's c u rrent Prospectus and Statement of Additional Information."

      Amendment to Grant Authority to the Manager to Engage Sub-Advisers for The Rydex High Yield Fund and Any Series of the Trust that May Be Created in the Future. The following a m e n dments are made to the Contract and are hereby incorporated into and made a part of the Contract:

      Sections 9 through 12 of the Contract are redesignated 10 through 13, respectively.

      A new Section 9 is added to the Contract as follows:

               9.      In  providing  the  services  and
           assuming the obligations set forth herein, in
           connection with The Rydex High Yield Fund, or
           any  other  Fund that the Trust may create in
           the  future, the Manager may, at its expense,
           employ one or more sub-advisers, or may enter
           into  such  service agreements as the Manager
           deems  appropriate  in  connection  with  the
           performance   of  the  Manager's  duties  and

                                       2





           obligations  hereunder.   Reference herein to
           t h e  duties  and  responsibilities  of  the
           Manager   shall   include   any   sub-adviser
           employed by the Manager to the extent that the Manager shall delegate such duties and responsibilities to such sub-adviser. Any agreement between the Manager and a sub-adviser shall be subject to the approval of t h e Trust's Board of Trustees and the shareholders of any Fund affected thereby, as required by the Investment Company Act of 1940, as amended, and any such sub-adviser s h all at all times be subject to the direction of the Board of Trustees of the Trust or any officers of the Trust acting pursuant to the oversight by the Board of Trustees of any such sub-adviser in order to assure continuing quality of performance by said sub-adviser.


































                                       3





        In witness whereof, the parties hereto have caused these Amendments to be executed in their names and on their behalf and through their duly-authorized officers as of the 25th day of September, 1996.


                                 RYDEX SERIES TRUST



                                 /s/ Albert P. Viragh, Jr.

                                 By: Albert P. Viragh, Jr.
                                 Title: President


                                 PADCO ADVISORS, INC.



                                 /s/ Albert P. Viragh, Jr.

                                 By: Albert P. Viragh, Jr.
                                 Title: President





























                                       4



























                             Amendments,
                        Dated March 8, 1996,
                                 to
                   Investment Management Contract
                     Between Rydex Series Trust
                      and PADCO Advisors, Inc.,
                         Dated May 14, 1993,
                      and as Previously Amended
                        November 2, 1993, and
                          December 13, 1994





                            Amendments to

                   INVESTMENT MANAGEMENT CONTRACT

                               between

                         RYDEX SERIES TRUST

                                 and

                        PADCO ADVISORS, INC.


        The  following  Amendments  are  made  to  Section  4 and
   Section 11 of the Investment Management Contract between Rydex Series Trust (the "Trust") and PADCO Advisors, Inc. (the "Manager"), dated March 8, 1996, and as amended on November 2, 1993 (the "Contract"), and as further amended on December 13, 1994, and is hereby incorporated into and made a part of the
   Contract:

        Section 4 of the Contract is amended, effective March 8, 1996, to read as follows:

        "As compensation for the services to be rendered and charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Funds shall pay the Manager an annual fee based on the average d a i ly net value of the respective Funds in accordance with the following schedule:

        The Nova Fund            0.75% (75/100's of one percent)

        The Rydex U.S. Government
           Money Market Fund     0.50% (50/100's of one percent)

        The Rydex Precious
          Metals Fund            0.75% (75/100's of one percent)

        The Ursa Fund            0.90% (90/100's of one percent)

        The Rydex U.S. Government
           Bond Fund             0.50% (50/100's of one percent)

        The Rydex OTC Fund       0.75% (75/100's of one percent)

        The Juno Fund            0.90% (90/100's of one percent)

        The Rydex Institutional
           Money Market Fund     0.55% (55/100's of one percent)

        The fee will be paid monthly not later than the fifth (5th) business day of the month following the month for which services have been provided. In the





        event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month, and such fee shall be payable on the date of termination of this Contract with respect to each s u ch Fund. For purposes of calculating the Manager's fee, the value of the net assets of each respective Fund shall be determined in the same manner as such Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in such Fund's current Prospectus and Statement of Additional Information."

        Section 11 of the Contract is amended, effective March 8, 1996, to read as follows:

                  "All  notices or other communications
             r e q u ired or permitted to be given hereunder shall be in writing and shall be delivered or sent by prepaid, first-class letter posted to the following addresses, or to such other address as shall be designated in a notice given in accordance with this section, and such notice shall be deemed to have been given at the time of delivery of, if sent by post, five (5) week days after posting by airmail:





                            If to the Trust:

                            Rydex Series Trust
                            6116 Executive Boulevard
                            Suite 400
                            Rockville, Maryland  20852
                            Attention: President

                            If to the Manager:

                            PADCO Advisors, Inc.
                            6116 Executive Boulevard
                            Suite 400
                            Rockville, Maryland  20852
                            Attention: President"


                                       2





        In witness whereof, the parties hereto have caused these Amendments to be executed in their names and on their behalf and through their duly-authorized officers as of the 8th day of March, 1996.


                                 RYDEX SERIES TRUST



                                 /s/ Albert P. Viragh Jr.
                                 By: Albert P. Viragh, Jr.
                                 Title: President


                                 PADCO ADVISORS, INC.



                                 /s/ Albert P. Viragh, Jr.

                                 By: Albert P. Viragh, Jr.
                                 Title: President






























                                       3



























                             Amendment,
                      Dated December 13, 1994,
                                 to
                   Investment Management Contract
                     Between Rydex Series Trust
                      and PADCO Advisors, Inc.,
                         Dated May 14, 1993,
                      and as Previously Amended
                          November 2, 1993





                            Amendment to

                   INVESTMENT MANAGEMENT CONTRACT

                               between

                         RYDEX SERIES TRUST

                                 and

                        PADCO ADVISORS, INC.


        The following Amendment is made to Section 4 of the Investment Management Contract between Rydex Series Trust (the "Trust") and PADCO Advisors, Inc. (the "Manager"), dated May 14, 1993, and as amended on November 2, 1993 (the "Contract"), and is hereby incorporated into and made a part of the
   Contract:

        Section  4 of the Contract is amended, effective December
   13, 1994, to read as follows:

        "As compensation for the services to be rendered and charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Funds shall pay the Manager an annual fee based on the average d a i ly net value of the respective Funds in accordance with the following schedule:

        Nova Fund           0.75% (75/100's of one percent)

        Rydex U.S. Government
          Money Market      0.50% (50/100's of one percent)

        Rydex Precious
          Metals Fund       0.75% (75/100's of one percent)

        The Ursa Fund       0.90% (90/100's of one percent)

        Rydex U.S. Government
          Bond Fund         0.50% (50/100's of one percent)

        Rydex OTC Fund      0.75% (75/100's of one percent)

        The Ursa Bond Fund  0.90% (90/100's of one percent)

        The fee will be paid monthly not later than the fifth (5th) business day of the month following the month for which services have been provided. In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the










        number of days elapsed in the current month as a percentage of the total number of days in such month, and such fee shall be payable on the date of termination of this Contract with respect to each s u ch Fund. For purposes of calculating the Manager's fee, the value of the net assets of each respective Fund shall be determined in the same manner as such Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in such Fund's current Prospectus and Statement of Additional Information."

        In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 13th day of December, 1994.


                                 RYDEX SERIES TRUST



                                 /s/ Albert P. Viragh, Jr.

                                 By: Albert P. Viragh, Jr.
                                 Title: Chairman


                                 PADCO ADVISORS, INC.



                                 /s/ Albert P. Viragh,Jr.
                                 By: Albert P. Viragh, Jr.
                                 Title: President
                             Amendment,
                       Dated November 2, 1993,
                                 to
                   Investment Management Contract
                     Between Rydex Series Trust
                      and PADCO Advisors, Inc.,
                         Dated May 14, 1993





                            Amendment to

                        MANAGEMENT CONTRACT

                               between

                         RYDEX SERIES TRUST

                                 and

                        PADCO ADVISORS, INC.


        The following Amendment is made to the Preamble to the Management Contract between Rydex Series Trust (the "Trust") and PADCO Advisors, Inc. (the "Manager"), dated May 14, 1993 (the "Contract"), and is hereby incorporated into and made a part of the Contract:

        The  Preamble  to  the  Contract  is  amended,  effective
   November 2, 1993, to read as follows:

        "This Management Contract (the "Contract"), dated as of the 14th day of May, 1993, is entered into by and between the Rydex Series Trust (the "Trust") and PADCO Advisors, Inc. (the "Manager"). The Trust wishes to engage the Manager, and the Manager wishes to be engaged, to manage the Trust's investment portfolios (hereinafter referred to individually as the "Fund" and collectively as the "Funds," as appropriate)."

        The following Amendment is made to Section 4 of the Contract and is hereby incorporated into and made a part of the Contract:

        Section  4 of the Contract is amended, effective November
   2, 1993, to read as follows:

        "As compensation for the services to be rendered and charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Funds shall pay the Manager an annual fee based on the average d a i ly net value of the respective Funds in accordance with the following schedule:

        Nova Fund           0.75% (75/100's of one percent)
        Rydex U.S. Government
          Money Market      0.50% (50/100's of one  percent)
        Rydex Precious Metals
          Fund              0.75% (75/100's of one percent)
        The Ursa Fund       0.90% (90/100's of one percent)
        Rydex U.S.
          Government Bond





          Fund              0.50% (50/100's of one percent)
        Rydex OTC Fund      0.75% (75/100's of one
                            percent)

   The fee will be paid monthly not later than the fifth (5th) business day of the month following the month for which services have been provided. In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month, and such fee shall be payable on the date of termination of this Contract with respect to each such Fund. For purposes of calculating the Manager's fee, the value of the net assets of each respective Fund shall be determined in the same manner as such Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in such Fund's current Prospectus and Statement of Additional Information."

        In witness whereof, the parties hereto have caused these Amendments to be executed in their names and on their behalf and through their duly-authorized officers as of the 2nd day of November, 1993.

                                       RYDEX SERIES TRUST

                                       /s/  Albert P. Viragh, Jr.
                                       By: Albert P. Viragh, Jr.
                                       Title: Chairman




                                       PADCO ADVISORS, INC.

                                       /s/ Albert P. Viragh, Jr.
                                       By: Albert P. Viragh, Jr.
                                           Title: President













                                       2





























                         Management Contract
                     Between Rydex Series Trust
                      and PADCO Advisors, Inc.,
                         Dated May 14, 1993

























   PAGE

                         MANAGEMENT CONTRACT

                               BETWEEN

                         RYDEX SERIES TRUST

                                 AND

                        PADCO ADVISORS, INC.

        This Management Contract (the Contract ), dated as of the 7th day of May, 1993, is entered into by and between The
   Rydex Series Trust (the  Trust ) and PADCO Advisors, Inc. (the
    Manager ).

        A. The Trust has engaged Money Management Associates (the Administrator ) to render or make available to the Trust, at the Trust s expense, all services needed for m a nagement and operation of the Trust except for the management of the Trust s investment portfolios (hereinafter referred to individually as the Fund and collectively as the
    Funds  as appropriate).

        B. The Trust wishes to engage the Manager, and the Manager wishes to be engaged, to manage the Funds investment portfolios.

                             WITNESSETH:

        That in consideration of the mutual covenants hereinafter contained, it is agreed as follows:

        1. The Trust hereby employs the Manager to manage the investment and reinvestment of the assets of the Funds comprising the Trust in accordance with the investment
   o b j e ctives and policies as set forth in the Trusts registration statement filed pursuant to the Investment Company Act of 1940 and the Securities Act of 1933 (the
     Registration Statement ) and subject to the direction and control of the officers and Board of Trustees of the Trust, for the period and on the terms set forth in this Contract. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

        2. The Manager assumes and shall pay all expenses in c o n nection with the management of the investment and reinvestment of the portfolio assets of the Fund, except that the Fund assumes and shall pay all broker s commissions and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party.


   PAGE

        3. In connection with the investment and reinvestment of the assets of the Fund, the Manager is authorized on behalf of the Fund, to place orders for the execution of the Fund s portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Trust s Registration Statement, as such Registration Statement may be amended from time to time. The Manager shall place orders for the purchase or sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing the Fund s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that the Fund s total cost or proceeds in each transaction will be the most favorable under all circumstances. Within the framework of this policy, t h e Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

        It is understood that it is desirable for the Fund that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Fund than might result from the allocation of brokerage to other brokers on the basis seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Fund may be made with brokers who provide such research and analysis, subject to review by the Trust s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether the Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for their execution of the Fund s portfolio transactions who provide research and analysis as the Manager m a y lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis also may be useful to the Manager in connection with its services to other clients.

        On occasions when the Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as of other clients, the Manager to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price of lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and


                                       2





   consistent with its fiduciary obligations to the Fund and to such other clients.

        4. As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Fund shall pay the Manager an annual fee based on the average daily net asset value of the Fund in accordance with the following schedule:

             Nova  Fund  .  . . . . . . . . . .0.75% (75/100's of
   one percent)

   The fee will be paid monthly not later than the fifth (5th) business day of the month following the month for which services have been provided. In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month, and such fee shall be payable on the date of termination of this Contract with respect to such Fund. For purposes of calculating the Manager s fee, the value of the net assets of the Fund shall be determined in the same manner as the Fund uses to compute t h e value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in such Fund s current Prospectus and Statement of Additional Information.

        5. Subject to and in accordance with the Bylaws and Declaration of Trust of the Trust and the Bylaws and Articles
   o f Incorporation of the Manager respectively, and the Investment Company Act of 1940, trustees, officers, agents and shareholders of the Fund are or may be interested in the Manager or its affiliates (or any successor thereof) as shareholders or officers, directors, agents, or otherwise, and directors, officers, agents or shareholders of the Manager or its affiliates are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise, and the Manager or its affiliates may be interested in the Fund and such relationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940. The Manager shall notify the Trust of any change in ownership or control of PADCO Advisors, Inc. that causes an assignment of this Contract (as the term assignment is defined in the Investment Company Act of 1940 and the rules and regulations promulgated thereunder) within a reasonable time after such change.

        6.   During  the term of this Contract, the Trust agrees:
   (A) to provide the Manager with copies of all prospectuses, s t atements of additional information, proxy statements,

                                       3





   r e gistration statements, reports to shareholders, sales literature, and other material prepared for distribution to shareholders of the Trust or the public that refer in any way to the Manager not later than the date such material is first distributed to the public, or sooner if practicable, and the Trust shall not use such material, or shall discontinue use of such material, if the Manager reasonably objects in writing within five (5) business days (or within such other time as may be mutually agreed) after the Manager s receipt thereof;
   (B) to provide the Manager with true and correct copies of each amendment or supplement to the Trust s Registration S t a t ement (including any prospectus and statement of additional information included therein), Bylaws and Declaration of Trust not later than sooner if practicable; and
   (C) to provide the Manager with (i) written notice of any resolutions, policies, restrictions or procedures adopted by the Trust s Board of Trustees which affect the Manager s investment management responsibilities hereunder, and (ii) a list of every natural person or entity deemed by the Trust to be an affiliated person or promoter of or principal underwriter for the Trust or an affiliated person of such person, as such terms are defined or used in Sections 2(a)(3), 2(a)(29), 2(a)(30) and 17 of the Investment Company Act of 1940, and the Trust shall promptly notify the Manager of any additions or deletions to such list.

        7. This Contract shall become effective with respect to such Fund on the date first above written, and continue in effect until the first meeting of the shareholders of such Fund occurring subsequent to the date hereof (but in no event longer than two years from the date hereof), and if approved at such shareholders meeting, until two years from the date hereof, and thereafter only so long as such continuance is approved with respect to such Fund at least annually by a vote of a majority of the Trust s Board of Trustees, including the votes of a majority of the Trustees who are not parties to such contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval. Provided, however, that (a) this Contract may be terminated without penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund, on sixty-days (60) days prior written notice to the Manager, (b) this Contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Contact may be terminated by the Manager on sixty-days (60) prior written notice to the Trust. Any notice under this Contract shall be given as provided in Section 11 below. As used in this Contract, the terms interested persons and vote of a majority of the outstanding securities shall have the respective meanings set forth in


                                       4





   Section  2(a)(19)  and  Section  2(a)(42)  of  the  Investment
   Company Act of 1940.

        8. The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager and each of its affiliates shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

        9. No provisions of this Contract shall be deemed to protect the Manager against any liability to the Trust or its shareholders to which it otherwise would be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this contract. Nor shall any provisions hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Manager shall not be subject to liability to the Trust, the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other property by the Fund. The Manager shall not be required to do or refrain from doing or concur in anything which (by act or omission to act) may impose any liability on it. Any person, even though also an officer, director, partner, employee or agent of the Manager, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust to be rendering such services to or acting solely for the Trust and not as the Manager s officer, director, partner, employee or agent or as one under the Manager s control or direction even though paid by the Manager. The Manager shall not be required to take any legal action on behalf of the Trust unless fully indemnified to the Manager s reasonable satisfaction for all costs and liabilities likely to be incurred or suffered by it. If the Trust requires the Manager to take any action which in the Manager s opinion may make the Manager liable for payment of monies or liable in any other way, the Manager shall be and k e p t indemnified in any reasonable amount and form satisfactory to it as a prerequisite to taking such action. If any provision of this Contract shall be held or made


                                       5





   invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.

        10. The Trust represents and warrants that it is duly registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company, and that all required action has been taken by the Trust under the Securities Act of 1933 and the Investment Company Act of 1940 to permit the public offering of, and to consummate the sale of, the shares of beneficial interest in the Trust pursuant to its current prospectus.

        11. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by prepaid, first-class letter posted to the following addresses, or to such other address as shall be designated in a notice given in accordance with this section, and such notice shall be deemed to have been given at the time of delivery of, if sent by post, five (5) week days after posting by airmail.

   If to the Trust:

        Rydex Series Trust
        4922 Fairmont Avenue
        Bethesda, MD 20814

   If to the Manager:

        PADCO Advisors, Inc.
        4922 Fairmont Avenue
        Bethesda, MD 20814

        12. This Contract shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts between Maryland residents to be entered into and performed entirely within the state of Maryland.

        IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed on the date first above written.

   WITNESS:   RYDEX SERIES TRUST


             /s/ Albert P. Viragh, Jr.
             By:    President




   WITNESS:  PADCO ADVISORS, INC.


                                       6





             /s/ Albert P. Viragh, Jr.
             By:    President



















































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